PHARMAC
Jewel Osco

DICK'S
SPORTING GOODS

WHOLE FOODS MARKET

Inland Real Estate Corporation

Supplemental Financial Information

www.inlandrealestate.com

ROSS
DRESS FOR LESS

T.J.maxx
HomeGoods

Chipotle
MEXICAN GRILL

Walmart
Neighborhood Market

NORDSTROM rack

BED BATH &
BEYOND

PETSMART
Banfield

STARBUCKS COFFEE

ULTA

Kroger
Marketplace

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (877) 206-5656 • Facsimile: (630) 218-7357

Supplemental Financial Information - December 31, 2014

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest Taxes Depreciation and Amortization

9	Same-Store Net Operating Income

12	Pro Rata Consolidated Information

13	Selected Financial Ratios and Guidance

14	Summary of Outstanding Debt at December 31, 2014

17	Significant Retail Tenants

19	Portfolio Metrics

20	Lease Expiration Analysis

23	Leasing Activity

25	Leasing Activity - Anchors and Non-Anchors

26	Property Transactions

29	Unconsolidated Joint Venture Summary

28	Development Pipeline

31	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the Central and Southeastern United States. We seek to provide predictable, sustainable cash flows and continually enhance shareholder value through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a real estate investment trust ("REIT") for federal income tax purposes. As of December 31, 2014, we owned interests in 159 investment properties, including 59 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Preferred Stock Symbol IRC-PA
Investor Relations Director	Preferred Stock Symbol IRC-PB
(630) 218-7364	Common Stock Symbol IRC
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Computershare Shareholder Services	KCG
P.O. Box 30170	One Liberty Plaza
College Station, TX 77842-3170	165 Broadway, 19th Floor
(800) 368-5948	New York, NY 10008

Analyst Coverage

Bank of America Merrill Lynch	BMO Capital Markets	KeyBanc Capital Markets
Craig Schmidt	Paul E. Adornato	Todd M. Thomas
(646) 855-3640	(212) 885-4170	(917) 368-2286
craig.schmidt@baml.com	paul.adornato@bmo.com	tthomas@key.com

Jane Wong		Grant Keeney
(646) 855-3378		(917) 368-2329
jane.wong1@baml.com		gkeeney@key.com

Raymond James & Associates, Inc.		Wells Fargo Securities, LLC
Paul D. Puryear		Jeffrey J. Donnelly
(727) 567-2253		(617) 603-4207
paul.puryear@raymondjames.com		jeff.donnelly@wellsfargo.com

Tamara Fique
(443) 263-6568
tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases. All amounts shown in this report are unaudited.

Caution Regarding Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "seek," “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT. FFO provides a supplemental measure to compare our performance and operations to other REITs. Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest. In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate. Under U.S. GAAP, impairment charges reduce net income. While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent. We have adopted the NAREIT definition for computing FFO. Recurring FFO includes adjustments to FFO for the impact of lease termination income, certain gains and non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations. Management uses the calculation of FFO and Recurring FFO for several reasons. FFO is used in certain employment agreements we have with our executives to determine a portion of incentive compensation payable to them. Additionally, we use FFO and Recurring FFO to compare our performance to that of other REITs in our peer group. The calculation of FFO and Recurring FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO and Recurring FFO whereas items that are expensed reduce FFO and Recurring FFO. Consequently, our presentation of FFO and Recurring FFO may not be comparable to other similarly titled measures presented by other REITs. FFO and Recurring FFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. Recurring EBITDA includes adjustments to EBITDA

3

Other Information

for the impact of least termination income and non-cash impairment charges in comparable periods in order to present the performance of our core portfolio operations.

Same Store Net Operating Income ("NOI")
Same store net operating income, which is the net operating income of properties owned during the same periods during each year, is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, lease termination income, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three and twelve months ended December 31, 2014 and 2013. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income attributable to common stockholders.

Pro Rata Consolidated Information
These schedules present certain Non-GAAP pro-rata consolidated information as of and for the three and twelve months ended December 31, 2014. These schedules are considered Non-GAAP because they include financial information related to consolidated joint ventures with an adjustment for the portion related to noncontrolling interests and unconsolidated joint ventures accounted for under the equity method of accounting. The Company provides the pro rata amounts of all properties owned through joint ventures to better compare our overall performance and operating metrics to those of other REITs in our peer group. The Company believes this Non-GAAP information provides supplementary information that is both useful to and has been requested by investors and analysts. Investors should not consider Non-GAAP information as a substitute for, or as superior to, U.S. GAAP information. Rather, Non-GAAP information may provide useful information in addition to information presented in accordance with U.S. GAAP.

4

Consolidated Balance Sheets

	December 31, 2014	December 31, 2013
Assets:
Investment properties:
Land	$385,432	387,010
Construction in progress	23,812	16,856
Building and improvements	1,110,360	1,130,004
Total Investment Properties	1,519,604	1,533,870
Less accumulated depreciation	338,141	327,684
Net investment properties	1,181,463	1,206,186
Cash and cash equivalents	18,385	11,258
Investment in securities		—
Accounts receivable, net	38,211	37,155
Mortgages receivable	24,750	—
Investment in and advances to unconsolidated joint ventures	170,720	119,476
Acquired lease intangibles, net	85,858	103,576
Deferred costs, net	18,674	19,638
Other assets	34,890	32,648
Total assets	$1,572,951	1,529,937

Liabilities:
Accounts payable and accrued expenses	$56,188	57,132
Acquired below market lease intangibles, net	41,108	43,191
Distributions payable	5,420	5,110
Mortgages payable	384,769	497,832
Unsecured credit facilities	440,000	325,000
Convertible notes	—	28,790
Other liabilities	22,290	17,413
Total liabilities	949,775	974,468

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 Shares authorized:
8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, 4,400 issued and outstanding at December 31, 2014 and 2013, respectively.	110,000	110,000
6.95% Series B Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, 4,000 issued and outstanding at December 31, 2014 and none issued and outstanding at December 31, 2013	100,000	—
Common stock, $0.01 par value, 500,000 shares authorized; 100,151 and 99,721 Shares issued and outstanding at December 31, 2014 and 2013, respectively	1,002	997
Additional paid-in capital (net of offering costs of $78,372 and $74,749 at December 31, 2014 and 2013, respectively)	874,154	877,328
Accumulated distributions in excess of net income	(456,120)	(427,953)
Accumulated other comprehensive loss	(6,338)	(4,904)
Total stockholders’ equity	622,698	555,468

Noncontrolling interest	478	1
Total equity	623,176	555,469

Total liabilities and equity	$1,572,951	1,529,937

5

Consolidated Statements of Operations and Comprehensive Income

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Revenues
Rental income	$34,646	35,358	138,627	124,274
Tenant recoveries	13,416	15,078	57,892	48,588
Other property income	540	421	2,117	3,631
Fee income from unconsolidated joint ventures	2,036	1,748	6,126	6,881
Total revenues	50,638	52,605	204,762	183,374

Expenses:
Property operating expenses	7,251	7,790	32,333	26,269
Real estate tax expense	10,172	10,048	39,114	35,006
Depreciation and amortization	17,438	22,102	71,554	67,770
Provision for asset impairment	—	13,235	222	13,235
General and administrative expenses	5,587	5,621	23,225	20,437
Total expenses	40,448	58,796	166,448	162,717

Operating income (loss)	10,190	(6,191)	38,314	20,657
Other income	131	40	1,289	1,773
Gain from settlement of receivables	—	—	—	3,095
Gain on sale of investment properties	2,078	—	24,906	1,440
Gain from change in control of investment properties	—	—	—	95,378
Gain on sale of joint venture interest	750	224	1,177	1,433
Interest expense	(7,949)	(9,195)	(34,591)	(34,621)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	5,200	(15,122)	31,095	89,155

Income tax benefit (expense) of taxable REIT subsidiaries	(785)	4,220	(1,455)	2,721
Equity in earnings of unconsolidated joint ventures	1,931	2,253	8,762	7,893
Income (loss) from continuing operations	6,346	(8,649)	38,402	99,769

Income from discontinued operations	155	3,779	707	11,910
Net income (loss)	6,501	(4,870)	39,109	111,679

Less: Net (income) loss attributable to the noncontrolling interest	27	(14)	66	5
Net income (loss) attributable to Inland Real Estate Corporation	6,528	(4,884)	39,175	111,684

Dividends on preferred shares	(3,663)	(2,234)	(10,366)	(8,949)
Net income (loss) attributable to common stockholders	$2,865	(7,118)	28,809	102,735

Basic and diluted earnings attributable to common shares per weighted average common share:

Income (loss) from continuing operations	$0.03	(0.11)	0.28	0.95
Income from discontinued operations	—	0.04	0.01	0.13
Net income (loss) attributable to common stockholders per weighted average common share — basic	$0.03	(0.07)	0.29	1.08

Weighted average number of common shares outstanding — basic	99,685	99,366	99,543	95,279

Income (loss) from continuing operations	$0.03	(0.11)	0.28	0.95
Income from discontinued operations	—	0.04	0.01	0.12
Net income (loss) attributable to common stockholders per weighted average common share — diluted	$0.03	(0.07)	0.29	1.08

Weighted average number of common shares outstanding — diluted	100,129	99,697	99,938	95,562

Comprehensive income:
Net income (loss) attributable to common stockholders	$2,865	(7,118)	28,809	102,735
Unrealized gain (loss) on investment securities	—	37	—	(762)
Unrealized gain (loss) on derivative instruments	(728)	1,175	(1,434)	5,127
Comprehensive income (loss)	$2,137	(5,906)	27,375	107,100

Note: Basic and diluted Earnings Per Share may not foot due to rounding.

6

Funds From Operations and Other Information

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to common stockholders	$2,865	(7,118)	28,809	102,735
Gain on sale of investment properties	(1,128)	(5,436)	(24,449)	(10,702)
Gain from change in control of investment properties	—	—	—	(95,378)
Impairment of depreciable operating property	—	5,380	222	5,934
Equity in depreciation and amortization of unconsolidated joint ventures	5,731	3,654	18,744	18,579
Amortization on in-place lease intangibles	4,689	9,658	20,528	22,286
Amortization on leasing commissions	537	445	2,032	1,847
Depreciation, net of noncontrolling interest	12,212	12,242	48,994	45,738
Funds From Operations attributable to common stockholders	$24,906	18,825	94,880	91,039

Gain from settlement of receivables	—	—	—	(3,095)
Lease termination income	—	(1,000)	(146)	(6,431)
Lease termination income included in equity in earnings of unconsolidated joint ventures	6	—	(76)	(22)
Impairment loss, net of taxes:
Provision for asset impairment	—	10,468	—	10,468
Impairment of investment securities	—	—	—	98
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	—	507
Provision for income taxes:
Income tax adjustments	—	(3,842)	—	(4,863)
Recurring Funds From Operations attributable to common stockholders	$24,912	24,451	94,658	87,701

Net income (loss) attributable to common stockholders per weighted average common share — basic	$0.03	(0.07)	0.29	1.08

Net income (loss) attributable to common stockholders per weighted average common share — diluted	$0.03	(0.07)	0.29	1.08

Funds From Operations attributable to common stockholders, per weighted average commons share - basic	$0.25	0.19	0.95	0.96
Funds From Operations attributable to common stockholders, per weighted average commons share - diluted	$0.25	0.19	0.95	0.95

Recurring Funds From Operations attributable to common stockholders, per weighted average commons share - basic	$0.25	0.25	0.95	0.92
Recurring Funds From Operations attributable to common stockholders, per weighted average commons share - diluted	$0.25	0.25	0.95	0.92

Weighted average number of common shares outstanding, basic	99,685	99,366	99,543	95,279
Weighted average number of common shares outstanding, diluted	100,129	99,697	99,938	95,562

Distributions Declared, common stock	$14,270	14,208	56,976	54,503
Distributions Per Common Share	$0.14	0.14	0.57	0.57
Distributions / Recurring Funds From Operations Payout Ratio	57.3%	58.1%	60.2%	62.1%

Additional Information
Straight-line rents	$310	850	1,442	1,368
Amortization of lease intangibles	68	380	(208)	(165)
Amortization of deferred financing fees	767	699	2,912	2,872
Amortization of mortgage premiums/discounts, net	(206)	(284)	(1,021)	(719)
Stock based compensation expense	138	254	1,318	909

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$647	1,321	8,461	5,766
Redevelopment / Construction	28	(417)	2,574	2,385
Non-maintenance / revenue generating cap ex
Tenant improvements	3,944	5,207	10,976	15,587
Leasing commissions	540	610	2,584	3,076

7

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended December 31,				Twelve months ended December 31,
	2014		2013		2014		2013
Net income (loss) attributable to Inland Real Estate Corporation	$6,528		(4,884)		39,175		111,684
Gain on sale of investment properties	(1,128)		(5,436)		(24,449)		(10,702)
Gain on sale of development properties	(950)		—		(950)		(863)
Gain from change in control of investment properties	—		—		—		(95,378)
Income tax (benefit) expense of taxable REIT subsidiaries	785		(4,220)		1,455		(2,721)
Interest expense	7,949		9,195		34,591		34,621
Interest expense associated with discontinued operations	—		89		—		590
Interest expense associated with unconsolidated joint ventures	2,192		1,970		8,340		9,580
Depreciation and amortization	17,438		22,102		71,554		67,770
Depreciation and amortization associated with discontinued operations	—		243		—		2,147
Depreciation and amortization associated with unconsolidated joint ventures	5,731		3,654		18,744		18,579
EBITDA	38,545		22,713		148,460		135,307

Gain from settlement of receivables	—		—		—		(3,095)
Lease termination income	—		(1,000)		(146)		(6,431)
Lease termination income included in equity in earnings of unconsolidated joint ventures	6		—		(76)		(22)
Impairment loss, net of taxes:
Provision for asset impairment	—		15,848		222		16,402
Impairment of investment securities	—		—		—		98
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—		—		—		507
Recurring EBITDA	$38,551		37,561		148,460		142,766

Total Interest Expense	$10,141		11,254		42,931		44,791

EBITDA: Interest Expense Coverage Ratio	3.8	x	2.0	x	3.5	x	3.0	x

Recurring EBITDA: Interest Expense Coverage Ratio	3.8	x	3.3	x	3.5	x	3.2	x

8

Same Store Net Operating Income

	Three months ended December 31,			Twelve months ended December 31,
Consolidated	2014	2013	% Change	2014	2013	% Change
Rental income and tenant recoveries:
"Same-store" investment properties, 81 properties
Rental income	$22,934	22,157	3.5%	90,298	88,302	2.3%
Tenant recovery income	8,350	8,800	-5.1%	34,913	33,106	5.5%
Other property income	373	323	15.5%	1,327	1,269	4.6%
"Other investment properties”
Rental income	11,334	11,971		47,095	34,769
Tenant recovery income	5,066	6,278		22,979	15,482
Other property income	166	98		645	405
Total property income	$48,223	49,627		197,257	173,333

Property operating expenses:
"Same-store" investment properties, 81 properties
Property operating expenses	$4,266	4,696	-9.2%	19,421	17,604	10.3%
Real estate tax expense	5,971	5,955	0.3%	23,348	23,204	0.6%
"Other investment properties"
Property operating expenses	2,297	2,566		11,043	6,508
Real estate tax expense	4,201	4,093		15,766	11,802
Total property operating expenses	$16,735	17,310		69,578	59,118

Property net operating income
"Same-store" investment properties	21,420	20,629	3.8%	83,769	81,869	2.3%
"Other investment properties"	10,068	11,688		43,910	32,346
Total property net operating income	$31,488	32,317		127,679	114,215

Other income:
Straight-line rents	$310	850		1,442	1,368
Amortization of lease intangibles	68	380		(208)	(165)
Lease termination income	1	—		145	1,957
Other income	131	40		1,289	1,773
Fee income from unconsolidated joint ventures	2,036	1,748		6,126	6,881
Gain from settlement of receivables	—	—		—	3,095
Gain on sale of investment properties	2,078	—		24,906	1,440
Gain from change in control of investment properties	—	—		—	95,378
Gain on sale of joint venture interest	750	224		1,177	1,433

Equity in earnings of unconsolidated joint ventures	1,931	2,253		8,762	7,893

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	(785)	4,220		(1,455)	2,721
Bad debt expense	(688)	(528)		(1,869)	(2,157)
Depreciation and amortization	(17,438)	(22,102)		(71,554)	(67,770)
General and administrative expenses	(5,587)	(5,621)		(23,225)	(20,437)
Interest expense	(7,949)	(9,195)		(34,591)	(34,621)
Provision for asset impairment	—	(13,235)		(222)	(13,235)

Income (loss) from continuing operations	6,346	(8,649)		38,402	99,769
Income from discontinued operations	155	3,779		707	11,910
Net income (loss)	6,501	(4,870)		39,109	111,679

Less: Net (income) loss attributable to the noncontrolling interest	27	(14)		66	5
Net income (loss) attributable to Inland Real Estate Corporation	6,528	(4,884)		39,175	111,684

Dividends on preferred shares	(3,663)	(2,234)		(10,366)	(8,949)

Net income (loss) attributable to common stockholders	$2,865	(7,118)		28,809	102,735

9

Same Store Net Operating Income

	Three months ended December 31,			Twelve months ended December 31,
Unconsolidated (at 100%)	2014	2013	% Change	2014	2013	% Change
Rental income and tenant recoveries:
"Same-store" investment properties, 24 properties
Rental income	$12,273	11,804	4.0%	48,831	47,060	3.8%
Tenant recovery income	5,686	6,826	-16.7%	24,416	24,768	-1.4%
Other property income	117	149	-21.5%	510	427	19.4%
"Other investment properties”
Rental income	4,932	2,030		12,956	19,751
Tenant recovery income	1,407	432		4,248	7,207
Other property income	52	16		244	96
Total property income	$24,467	21,257		91,205	99,309

Property operating expenses:
"Same-store" investment properties, 24 properties
Property operating expenses	$3,478	3,887	-10.5%	14,478	13,794	5.0%
Real estate tax expense	3,972	3,886	2.2%	15,377	14,922	3.0%
"Other investment properties"
Property operating expenses	837	508		2,555	4,301
Real estate tax expense	743	335		3,282	5,789
Total property operating expenses	$9,030	8,616		35,692	38,806

Property net operating income
"Same-store" investment properties	$10,626	11,006	-3.5%	43,902	43,539	0.8%
"Other investment properties"	4,811	1,635		11,611	16,964
Total property net operating income	$15,437	12,641		55,513	60,503

Other income:
Straight-line rent	$239	766		1,071	2,716
Amortization of lease intangibles	716	(250)		586	(200)
Lease termination income	(10)	—		138	41
Other income	817	415		823	1,876

Other expenses:
Bad debt expense	56	(2)		(78)	(260)
Depreciation and amortization	(10,528)	(6,892)		(34,094)	(35,335)
General and administrative expenses	(1,056)	(570)		(1,761)	(2,395)
Interest expense	(4,138)	(3,783)		(15,286)	(18,672)
Provision for asset impairment	—	—		—	(1,730)

Net income from continuing operations	$1,533	2,325		6,912	6,544

10

Same Store Net Operating Income

	Three months ended December 31,			Twelve months ended December 31,
Unconsolidated (at PRS)	2014	2013	% Change	2014	2013	% Change
Rental income and tenant recoveries:
"Same-store" investment properties, 24 properties
Rental income	$6,750	6,492	4.0%	26,857	25,883	3.8%
Tenant recovery income	3,127	3,754	-16.7%	13,429	13,622	-1.4%
Other property income	64	82	-22.0%	280	236	18.6%
"Other investment properties”
Rental income	2,510	799		7,050	8,817
Tenant recovery income	717	212		2,303	3,573
Other property income	29	9		134	48
Total property income	$13,197	11,348		50,053	52,179

Property operating expenses:
"Same-store" investment properties, 24 properties
Property operating expenses (1)	$1,462	1,682	-13.1%	6,147	5,891	4.3%
Real estate tax expense	2,185	2,137	2.2%	8,458	8,207	3.1%
"Other investment properties"
Property operating expenses (1)	347	217		1,082	1,752
Real estate tax expense	351	172		1,771	2,915
Total property operating expenses	$4,345	4,208		17,458	18,765

Property net operating income
"Same-store" investment properties	$6,294	6,509	-3.3%	25,961	25,643	1.2%
"Other investment properties"	2,558	631		6,634	7,771
Total property net operating income	$8,852	7,140		32,595	33,414

Other income:
Straight-line rent	$113	397		560	1,372
Amortization of lease intangibles	395	(128)		335	(106)
Lease termination income	(5)	—		76	21
Other income	741	578		2,307	2,761

Other expenses:
Bad debt expense	31	(1)		(43)	(139)
Depreciation and amortization	(5,731)	(3,654)		(18,744)	(18,579)
General and administrative expenses	(273)	(109)		16	(579)
Interest expense	(2,192)	(1,970)		(8,340)	(9,580)
Provision for asset impairment	—	—		—	(692)

Net income from continuing operations	$1,931	2,253		8,762	7,893

	Three months ended December 31,			Twelve months ended December 31,
Same-Store Net Operating Income ("NOI")	2014	2013	% Change	2014	2013	% Change

Consolidated Portfolio (81 properties)
Same-Store NOI	$21,420	20,629	3.8%	83,769	81,869	2.3%
Same-Store NOI including lease termination income	$21,421	20,629	3.8%	83,910	83,820	0.1%

Unconsolidated Portfolio (at 100%) (24 properties)
Same-Store NOI	$10,626	11,006	-3.5%	43,902	43,539	0.8%
Same-Store NOI including lease termination income	$10,616	11,006	-3.5%	44,040	43,566	1.1%

Unconsolidated Portfolio (at PRS) (24 properties)
Same-Store NOI	$6,294	6,509	-3.3%	25,961	25,643	1.2%
Same-Store NOI including lease termination income	$6,289	6,509	-3.4%	26,037	25,656	1.5%

Total Portfolio (including our pro rata share of unconsolidated NOI) (105 properties)
Same-Store NOI	$27,714	27,138	2.1%	109,730	107,512	2.1%
Same-Store NOI including lease termination income	$27,710	27,138	2.1%	109,947	109,476	0.4%

(1)	Property operating expenses excludes the Company's share of management fees.

11

Pro Rata Consolidated Information

Reconciliation of GAAP Reported to Selected Non-GAAP Pro Rata Consolidated Information

	At December 31, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total investment properties	$1,519,604	(325)	364,463	2,062	12,790	1,898,594
Total assets	1,572,951	(1,886)	251,697	2,455	7,640	1,832,857
Mortgages payable	384,769	—	168,689	—	6,267	559,725
Total liabilities	949,775	19	196,082	1,607	6,823	1,154,306

	At December 31, 2013
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total investment properties	$1,533,870	—	306,434	2,062	13,261	1,855,627
Total assets	1,529,937	(2,249)	250,224	2,460	9,928	1,790,300
Mortgages payable	497,832	—	163,630	—	9,295	670,757
Total liabilities	974,468	27	192,660	1,613	9,360	1,178,128

	For the three months ended December 31, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$50,638	—	13,083	—	616	64,337
Total expenses	40,448	(27)	9,914	1	403	50,739
Operating income (loss)	10,190	27	3,169	(1)	213	13,598

	For the three months ended December 31, 2013
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$52,605	—	11,405	—	211	64,221
Total expenses	58,796	(14)	7,768	73	131	66,754
Operating income (loss)	(6,191)	14	3,637	(73)	80	(2,533)

	For the twelve months ended December 31, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$204,762	—	49,526	—	1,498	255,786
Total expenses	166,448	(66)	35,320	5	904	202,611
Operating income (loss)	38,314	66	14,206	(5)	594	53,175

	For the twelve months ended December 31, 2013
	GAAP Reported	Noncontrolling Interest	IN Retail Fund LLC (NYSTRS) (1)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$183,374	—	9,510	41,607	37	2,313	236,841
Total expenses	162,717	47	6,569	29,906	975	1,305	201,519
Operating income (loss)	20,657	(47)	2,941	11,701	(938)	1,008	35,322

(1)	Includes results through the June 3, 2013 acquisition date.

12

Selected Financial Ratios and Guidance

	Three months ended December 31,
	2014				2013
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$382,767		549,178		482,824		652,913
Total debt	822,767		995,412		849,024		1,019,113
Fixed rate debt / Total debt	46.5%		55.2%		56.9%		64.1%

Unsecured debt	$440,000		440,000		354,215		354,215
Total debt	822,767		995,412		849,024		1,019,113
Unsecured debt / Total debt	53.5%		44.2%		41.7%		34.8%

Total debt	$822,767		995,412		849,024		1,019,113
Total gross assets (2)	1,869,984		2,136,330		1,814,430		2,073,189
Debt / Total gross assets	44.0%		46.6%		46.8%		49.2%

Quarterly Recurring EBITDA	$28,678		38,551		29,684		37,561
Quarterly fixed charges (3)	12,028		14,411		11,936		14,115
Fixed charge coverage ratio	2.4	x	2.7	x	2.5	x	2.7	x

Net debt (4)	$804,382		967,961		837,766		1,000,373
Recurring EBITDA (Annualized)	114,712		154,204		118,736		150,244
Net debt / Recurring EBITDA	7.0	x	6.3	x	7.1	x	6.7	x

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
General and Administrative Expenses (G&A)	$5,587	5,621	23,225	20,437
Total revenues of assets under management (5)	91,578	88,647	359,708	338,952
Total assets under management (5)	3,052,405	2,879,446	3,052,405	2,879,446

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	6.1%	6.3%	6.5%	6.0%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.7%	0.8%	0.8%	0.7%

	As of December 31,
Capitalization	2014	2013
Total Common Shares Outstanding	100,151	99,721
Closing Price Per Share	$10.95	10.52
Equity Market Capitalization Common Shares	$1,096,653	1,049,065
Preferred Stock A (at face value)	110,000	110,000
Preferred Stock B (at face value)	100,000	—
Total Debt (6)	995,412	1,019,113
Total Market Capitalization	$2,302,065	2,178,178
Debt to Total Market Capitalization	43.2%	46.8%
Guidance

2015 Guidance
Recurring FFO per common share (basic and diluted) (7)	$0.96 to $1.00

Consolidated same-store NOI	+ 2% to + 3%

Consolidated same-store financial occupancy	92.5% to 93.5%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges includes interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes. Excludes unamortized mortgage premiums/discounts.

(7)	This guidance does not include any assumptions for impairments, other non-cash adjustments or the benefits of lease termination fees.

13

Summary of Outstanding Debt at December 31, 2014

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years) (2)
Fixed Rate Debt:
Consolidated	$382,767	38.5%	5.18%	4.3
Unconsolidated (pro rata)	166,411	16.7%	5.00%	5.7
Total Fixed Rate Debt	549,178	55.2%	5.14%	4.7
Variable Rate Debt:
Unconsolidated (pro rata)	6,234	0.6%	2.48%	1.4
Unsecured line of credit facility	190,000	19.1%	1.74%	3.6
Unsecured term loan	200,000	20.1%	1.64%	4.6
Unsecured term loan	50,000	5.0%	3.50%	3.9
Total Variable Rate Debt	446,234	44.8%	1.90%	4.0
Total	$995,412	100.0%	3.69%	4.4
Remaining unamortized mortgages premium/discount, net	4,313
Total Outstanding Debt	$999,725

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities (2)	Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2015	$1,637	98,748	(3)	—	100,385	13,062	113,447
2016	1,624	7,641		—	9,265	6,234	15,499
2017	1,578	44,895		—	46,473	14,409	60,882
2018	688	—		240,000	240,688	5,712	246,400
2019	523	38,862		200,000	239,385	24,098	263,483
2020	400	70,300		—	70,700	—	70,700
2021	420	42,068		—	42,488	25,130	67,618
2022	110	61,373		—	61,483	77,733	139,216
2023	—	11,900		—	11,900	6,267	18,167
Total	$6,980	375,787		440,000	822,767	172,645	995,412

Remaining unamortized mortgages premium/discount, net					2,002	2,311	4,313
Total Outstanding Debt					$824,769	174,956	999,725

(1)	Interest rates are as of December 31, 2014 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured line of credit facility and term loans.

(3)
Included in the debt maturing in 2015 is outstanding principal of approximately $90,247 secured by the Company's Algonquin Commons property, which has matured and is currently subject to foreclosure litigation. The Company cannot currently predict the outcome of the litigation.

14

Summary of Outstanding Debt at December 31, 2014

Consolidated Debt

Servicer	Property Name	Interest Rate at December 31, 2014	Maturity Date	Balance at December 31, 2014
Fixed rate debt
Secured
Wachovia (1) (2)	The Exchange at Algonquin	5.24%	—	$18,645
Wachovia (1) (2)	Algonquin Commons	5.45%	—	71,602
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500
Principal Life Insurance Co. (1)	Shoppes at Mill Creek	5.00%	05/2016	7,810
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,495
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	16,769
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	23,421
Prudential Insurance	Randall Square	4.00%	01/2019	16,500
GEMSA (1)	Woodfield Commons	4.75%	06/2019	17,345
Cohen Financial	Cobbler Crossing	4.60%	07/2019	6,350
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,068
Wells Fargo	Bradley Commons	5.40%	01/2022	14,330
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,182
Cohen Financial	Dunkirk Square	4.35%	09/2022	4,050
Cohen Financial	Park Place Plaza	4.35%	09/2022	6,500
Cohen Financial	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Total/Weighted Average Fixed Rate Secured		5.18%		382,767

Variable rate debt
Unsecured
Line of Credit Facility		1.74%	07/2018	190,000
Term Loan		3.50%	11/2018	50,000
Term Loan		1.64%	07/2019	200,000
Total/Weighted Average Variable Rate		1.89%		440,000
Total/Weighted Average Consolidated Debt		3.42%		822,767
Remaining unamortized mortgages premium/discount, net				2,002
Total Consolidated Debt				$824,769

15

Summary of Outstanding Debt at December 31, 2014

Unconsolidated Debt

Servicer	Property Name	Interest Rate at December 31, 2014	Maturity Date	Balance at December 31, 2014	IRC Share of Debt (3)
Fixed rate debt
Venture with PGGM
Principal Life Insurance Co.	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
Wells Fargo Bank (1)	Cedar Center South	5.48%	12/2015	17,949	9,872
John Hancock Life Insurance	Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	11,898	6,544
John Hancock Life Insurance (1)	Four Flaggs	7.65%	01/2018	10,387	5,712
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	20,000	11,000
Midland Loan Services	Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,918
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wells Fargo Bank (1)	Fort Smith Pavilion	5.81%	02/2022	32,788	18,033
Wells Fargo Bank	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wells Fargo Bank	Westgate	4.94%	03/2022	40,373	22,205
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Total / Weighted Average		5.09%		291,173	160,144

Venture with IPCC
Parkway Bank & Trust Co.	Family Dollar Portfolio (3)	3.95%	12/2023	11,504	4,026
Parkway Bank & Trust Co.	Family Dollar Portfolio (4)	3.95%	12/2023	14,008	2,241
Total / Weighted Average		3.95%		25,512	6,267
Total/Weighted Average Fixed Rate		5.00%		316,685	166,411

Variable rate debt
Venture with PGGM
PNC Bank NA	Evergreen Promenade	2.41%	05/2016	11,449	5,352
Associated Bank	Pulaski Promenade	2.90%	09/2016	1,886	882
Total/Weighted Average Variable Rate		2.48%		13,335	6,234
Total/Weighted Average Unconsolidated Debt		4.90%		330,020	172,645
Remaining unamortized mortgages premium/discount, net				4,201	2,311
Total Unconsolidated Debt				$334,221	174,956

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
Included in the debt maturing in 2015 is outstanding principal of approximately $90,247 secured by the Company's Algonquin Commons property, which has matured and is currently subject to foreclosure litigation. The Company cannot currently predict the outcome of the litigation.

(3)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property

(4)
This portfolio includes twelve Family Dollar stores, located in Fruitland Park, FL, Bell, FL, Ocala, FL, Citrus Springs, FL, Phenix City, AL, Ponchatoula, LA, Oklahoma City, OK, Tulsa, OK, Salisbury, NC, King George, VA, Farmington, NY and Independence, KY.

(5)
This portfolio includes fourteen Family Dollar stores, located in Rice, TX, Fort Worth, TX, Bremond, TX, Sardis, GA, McDonough, GA, Leesburg, GA, Mableton, GA, Macon (Mercer), GA, Clarkston, GA, Columbus, GA, Macon (Rocky Creek), GA, Huber Heights, OH, Pacolet, SC, Chaffee, MO.

16

Significant Retail Tenants as of December 31, 2014

Consolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
TJX Companies, Inc. (TJ Maxx-6, Marshall's-9)	15	$4,390	3.2%	472,814	4.5%
AB Acquisitions LLC (Jewel-6)	6	4,052	3.0%	393,357	3.8%
Carmax	2	4,021	2.9%	187,851	1.8%
Roundy's (Rainbow-1, Pick 'N Save-2, Super Pick 'N Save 1)	4	3,975	2.9%	287,511	2.7%
Safeway (Dominick's Finer Foods-4) (3)	4	3,827	2.8%	275,775	2.6%
PetSmart	11	3,181	2.3%	228,570	2.2%
Bed Bath and Beyond (Bed, Bath & Beyond-6, Buy Buy Baby-2, World Market-1)	9	2,632	1.9%	284,262	2.7%
Ross Dress For Less	9	2,433	1.8%	251,496	2.4%
Kroger (Food 4 Less-3)	3	2,407	1.8%	207,441	2.0%
Ascena Retail Group (Justice-3, Dress Barn-8, Maurice's-7, Lane Bryant-5, Catherine's-2)	25	2,310	1.7%	150,587	1.4%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,168	1.6%	232,748	2.2%
Best Buy	4	2,066	1.5%	177,679	1.7%
Office Depot (Office Depot-4, OfficeMax-4)	8	1,949	1.4%	139,615	1.3%
Supervalu, Inc. (Cub Foods-3)	3	1,806	1.3%	192,487	1.8%
The Gap (Old Navy-7, The Gap-1, The Gap Factory-1)	9	1,769	1.3%	130,290	1.2%
Retail Ventures, Inc. (DSW Warehouse-4)	4	1,747	1.3%	95,915	0.9%
The Sports Authority	3	1,687	1.2%	127,522	1.2%
Hobby Lobby	2	1,649	1.2%	103,374	1.0%
Gordmans	3	1,547	1.1%	148,642	1.4%
Michaels	6	1,530	1.1%	131,701	1.3%
Pier 1 Imports	8	1,513	1.1%	82,851	0.8%
Dollar Tree (Dollar Tree-16)	16	1,486	1.1%	156,896	1.5%
Ulta	7	1,456	1.1%	76,013	0.7%
Regal Cinemas	1	1,331	1.0%	73,000	0.7%

Total		$56,932	41.6%	4,608,397	43.8%

Unconsolidated (1) (2) (4)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-7)	7	$5,277	7.9%	447,786	9.5%
Best Buy	3	2,786	4.2%	111,001	2.4%
Family Dollar	26	2,613	3.9%	210,864	4.5%
Roundy's (Mariano's-1, Metro Market-1, Rainbow-1)	3	2,429	3.6%	199,115	4.2%
TJX Companies, Inc. (TJ Maxx-2, Marshall's-3, Home Goods-1)	6	2,303	3.5%	171,733	3.6%
AB Acquisitions LLC (Jewel-3)	3	2,101	3.2%	192,397	4.1%
Michaels	6	1,998	3.0%	136,041	2.9%
Kohl's	3	1,880	2.8%	169,584	3.6%
Dick's Sporting Goods (Dick's Sporting Goods-3)	3	1,764	2.6%	145,000	3.1%
PetSmart	5	1,509	2.3%	99,482	2.1%
Home Depot	1	1,243	1.9%	113,000	2.4%
Bed Bath and Beyond (Bed, Bath & Beyond-3, Buy Buy Baby-1)	4	1,230	1.8%	108,789	2.3%
Wal-Mart	3	1,164	1.7%	38,093	0.8%
Whole Foods Market	1	1,068	1.6%	45,282	1.0%
Lowe's	1	1,040	1.6%	—	—%
Petco	4	956	1.4%	61,784	1.3%
Kroger (Kroger-1, Food 4 Less-1)	2	949	1.4%	56,668	1.2%
The Gap (Old Navy-4)	4	910	1.4%	66,372	1.4%
Office Depot (Office Depot-1, OfficeMax-2)	3	818	1.2%	65,533	1.4%
Ascena Retail Group (Justice-2, Dress Barn-2, Lane Bryant-2)	6	710	1.1%	36,021	0.8%
The Sports Authority	1	672	1.0%	42,563	0.9%
Ulta	3	652	1.0%	30,365	0.6%

Total		$36,072	54.1%	2,547,473	54.1%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage

(3)	As previously announced, Safeway has exited the Chicago market. Although certain stores have closed, the tenant is still financially obligated under their leases.

(4)	Annualized rent shown includes joint venture partner's pro rata share

17

Significant Retail Tenants as of December 31, 2014

Total (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-10)	10	$7,083	3.5%	640,273	4.2%
TJX Companies, Inc. (TJ Maxx-8, Marshall's-12, Home Goods-1)	21	6,693	3.3%	644,547	4.2%
Roundy's (Mariano's-1, Metro Market-1, Pick 'N Save-2, Rainbow-2, Super Pick 'N Save-1)	7	6,404	3.1%	486,626	3.2%
AB Acquisitions LLC (Jewel-9)	9	6,154	3.0%	585,754	3.9%
Best Buy	7	4,851	2.4%	288,680	1.9%
PetSmart	16	4,691	2.3%	328,052	2.2%
Carmax	2	4,021	2.0%	187,851	1.2%
Dick's Sporting Goods (Dick's Sporting Goods-6, Golf Galaxy-1)	7	3,932	1.9%	377,748	2.5%
Bed Bath & Beyond (Bed, Bath & Beyond-9, Buy Buy Baby-3, World Market-1)	13	3,861	1.9%	393,051	2.6%
Safeway (Dominick's Finer Foods-4) (4)	4	3,827	1.9%	275,775	1.8%
Michaels	12	3,527	1.7%	267,742	1.8%
Kroger (Kroger-1, Food 4 Less-4)	5	3,355	1.6%	264,109	1.7%
Ascena Retail Group (Justice-5, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2)	31	3,021	1.5%	186,608	1.2%
Office Depot (Office Depot-5, OfficeMax-6)	11	2,766	1.4%	205,148	1.4%
The Gap (Old Navy-11, The Gap-1, The Gap Factory-1)	13	2,679	1.3%	196,662	1.3%
Family Dollar	26	2,613	1.3%	210,864	1.4%
Kohl's	4	2,470	1.2%	256,168	1.7%
Ross Dress For Less	9	2,433	1.2%	251,496	1.7%
The Sports Authority	4	2,359	1.2%	170,085	1.1%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,331	1.1%	119,515	0.8%
Ulta	10	2,108	1.0%	106,378	0.7%
Gordmans	4	2,108	1.0%	202,051	1.3%
Petco	9	2,009	1.0%	132,316	0.9%
Dollar Tree (Dollar Tree-21)	21	1,964	1.0%	206,959	1.4%

Total		$87,260	42.8%	6,984,458	46.1%

Total excluding properties held through the joint venture with IPCC (1) (2) (3) (5)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-10)	10	$7,083	3.5%	640,273	4.3%
TJX Companies, Inc. (TJ Maxx-8, Marshall's-12, Home Goods-1)	21	6,693	3.3%	644,547	4.3%
Roundy's (Mariano's-1, Metro Market-1, Pick 'N Save-2, Rainbow-2, Super Pick 'N Save-1)	7	6,404	3.2%	486,626	3.3%
AB Acquisitions LLC (Jewel-9)	9	6,154	3.1%	585,754	3.9%
Best Buy	7	4,851	2.4%	288,680	1.9%
PetSmart	16	4,691	2.3%	328,052	2.2%
Carmax	2	4,021	2.0%	187,851	1.3%
Dick's Sporting Goods (Dick's Sporting Goods-6, Golf Galaxy-1)	7	3,932	2.0%	377,748	2.5%
Bed Bath & Beyond (Bed, Bath & Beyond-9, Buy Buy Baby-3, World Market-1)	13	3,861	1.9%	393,051	2.6%
Safeway (Dominick's Finer Foods-4) (4)	4	3,827	1.9%	275,775	1.9%
Michaels	12	3,527	1.8%	267,742	1.8%
Kroger (Kroger-1, Food 4 Less-4)	5	3,355	1.7%	264,109	1.8%
Ascena Retail Group (Justice-5, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2)	31	3,021	1.5%	186,608	1.3%
Office Depot (Office Depot-5, OfficeMax-6)	11	2,766	1.4%	205,148	1.4%
The Gap (Old Navy-11, The Gap-1, The Gap Factory-1)	13	2,679	1.3%	196,662	1.3%
Ross Dress For Less	9	2,433	1.2%	251,496	1.7%
The Sports Authority	4	2,359	1.2%	170,085	1.1%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,331	1.2%	119,515	0.8%
Ulta	10	2,108	1.1%	106,378	0.7%
Gordmans	4	2,108	1.1%	202,051	1.4%
Petco	9	2,009	1.0%	132,316	0.9%
Dollar Tree (Dollar Tree-21)	21	1,964	1.0%	206,959	1.4%

Total		$82,177	41.1%	6,517,426	43.8%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage.

(4)	As previously announced, Safeway has exited the Chicago market. Although certain stores have closed, the tenant is still financially obligated under their leases.

(5)
Due to the tenant fluctuations produced by the temporary ownership of the properties within the IPCC joint venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

18

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of December 31, 2014	As of September 30, 2014	As of December 31, 2013
Leased Occupancy (2)	94.8%	95.5%	94.6%
Financial Occupancy (3)	93.3%	93.8%	92.0%
Same-Store Leased Occupancy (2)	94.0%	95.2%	93.8%
Same-Store Financial Occupancy (3)	92.5%	93.3%	91.0%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	96.7%	96.9%	96.7%
Financial Occupancy (3)	93.5%	95.5%	95.9%
Same-Store Leased Occupancy (2)	97.1%	97.3%	97.4%
Same-Store Financial Occupancy (3)	95.4%	95.8%	96.5%

Total Occupancy (1)
Leased Occupancy (2)	95.4%	96.0%	95.2%
Financial Occupancy (3)	93.4%	94.3%	93.1%
Same-Store Leased Occupancy (2)	95.0%	95.9%	95.0%
Same-Store Financial Occupancy (3)	93.4%	94.1%	92.8%
Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	95.3%	95.9%	95.1%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	93.2%	94.2%	93.0%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	98.1%	99.1%	98.0%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	89.0%	88.7%	88.6%

Geographic Information

	Number of investment properties (6)	Gross leasable area (7)	Percent of gross leasable area	Total Portfolio NOI PRS for the three months ended December 31, 2014 (8)	Percent of NOI
Arkansas	1	275,414	1.9%	$527	1.4%
Florida	1	91,497	0.6%	312	0.8%
Illinois	77	8,690,949	58.4%	23,452	60.8%
Indiana	6	718,090	4.8%	2,397	6.2%
Kentucky	2	310,524	2.1%	745	1.9%
Minnesota	28	2,922,939	19.6%	6,046	15.7%
Nebraska	1	81,000	0.5%	366	0.9%
Ohio	5	732,728	4.9%	2,065	5.3%
Wisconsin	11	1,069,044	7.2%	2,691	7.0%

Total	132	14,892,185	100.0%	$38,601	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this joint venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Includes properties held through our unconsolidated joint ventures and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

(7)	Gross leasable area shown includes joint venture partner's pro rata share.

(8)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

19

Lease Expiration Analysis as of December 31, 2014

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
MTM	1	20,000	0.2%	$260	0.2%	$13.00
2015	13	291,236	2.8%	3,511	2.5%	12.06
2016	24	600,091	5.7%	6,905	5.0%	11.51
2017	22	728,423	6.9%	8,541	6.2%	11.73
2018	21	648,689	6.2%	7,311	5.3%	11.27
2019	32	1,270,308	12.1%	14,958	10.8%	11.78
2020	21	619,635	5.9%	6,826	4.9%	11.02
2021	22	728,340	7.0%	11,036	8.0%	15.15
2022	24	558,817	5.3%	6,105	4.4%	10.92
2023	13	353,403	3.4%	3,684	2.7%	10.42
2024+	41	1,141,644	10.9%	14,489	10.4%	12.69
Vacant (4)	—	220,226	2.1%	—	—%	—
TOTAL/WEIGHTED AVERAGE	234	7,180,812	68.5%	$83,626	60.4%	$12.01

ALL NON-ANCHOR LEASES (1)
MTM	40	70,584	0.7%	$1,338	1.0%	$18.96
2015	122	285,832	2.7%	5,068	3.7%	17.73
2016	148	413,106	3.9%	7,738	5.6%	18.73
2017	130	357,616	3.4%	6,393	4.6%	17.88
2018	161	408,072	3.9%	8,317	6.0%	20.38
2019	142	425,235	4.1%	7,606	5.5%	17.89
2020	89	308,215	3.0%	6,292	4.5%	20.41
2021	34	120,290	1.1%	2,205	1.6%	18.33
2022	38	168,465	1.6%	2,931	2.1%	17.40
2023	36	140,566	1.3%	2,844	2.0%	20.23
2024+	63	220,253	2.1%	4,176	3.0%	18.96
Vacant (4)	—	384,182	3.7%	—	—%	—
TOTAL/WEIGHTED AVERAGE	1,003	3,302,416	31.5%	$54,908	39.6%	$18.82

ALL LEASES
MTM	41	90,584	0.9%	$1,598	1.2%	$17.64
2015	135	577,068	5.5%	8,579	6.2%	14.87
2016	172	1,013,197	9.6%	14,643	10.6%	14.45
2017	152	1,086,039	10.3%	14,934	10.8%	13.75
2018	182	1,056,761	10.1%	15,628	11.3%	14.79
2019	174	1,695,543	16.2%	22,564	16.3%	13.31
2020	110	927,850	8.9%	13,118	9.4%	14.14
2021	56	848,630	8.1%	13,241	9.6%	15.60
2022	62	727,282	6.9%	9,036	6.5%	12.42
2023	49	493,969	4.7%	6,528	4.7%	13.22
2024+	104	1,361,897	13.0%	18,665	13.4%	13.71
Vacant (4)	—	604,408	5.8%	—	—%	—
TOTAL/WEIGHTED AVERAGE	1,237	10,483,228	100.0%	$138,534	100.0%	$14.02

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

20

Lease Expiration Analysis as of December 31, 2014

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
MTM	1	12,044	0.3%	$282	0.4%	$23.41
2015	2	38,643	0.8%	588	0.9%	15.22
2016	5	194,291	4.1%	2,605	4.1%	13.41
2017	16	455,233	9.7%	6,117	9.6%	13.44
2018	13	428,680	9.1%	4,847	7.6%	11.31
2019	16	440,443	9.4%	5,480	8.6%	12.44
2020	11	331,609	7.0%	3,402	5.4%	10.26
2021	5	73,172	1.6%	860	1.4%	11.75
2022	6	289,622	6.2%	3,202	5.0%	11.06
2023	8	248,621	5.3%	3,215	5.1%	12.93
2024+	18	723,586	15.4%	8,233	12.9%	11.38
Vacant (5)	—	21,085	0.4%	—	—%	—
TOTAL/WEIGHTED AVERAGE	101	3,257,029	69.3%	$38,831	61.0%	$12.00

ALL NON-ANCHOR LEASES (2)
MTM	5	8,713	0.2%	$153	0.2%	$17.56
2015	38	95,829	2.0%	1,774	2.8%	18.51
2016	64	150,533	3.2%	3,093	4.9%	20.55
2017	44	109,470	2.3%	2,406	3.8%	21.98
2018	79	207,840	4.4%	4,613	7.3%	22.19
2019	66	142,684	3.0%	2,907	4.6%	20.37
2020	35	98,508	2.1%	2,115	3.3%	21.47
2021	17	53,735	1.1%	1,238	1.9%	23.04
2022	9	30,093	0.6%	596	0.9%	19.81
2023	14	57,437	1.2%	1,391	2.2%	24.22
2024+	53	313,545	6.7%	4,503	7.1%	14.36
Vacant (5)	—	180,989	3.9%	—	—%	—
TOTAL/WEIGHTED AVERAGE	424	1,449,376	30.7%	$24,789	39.0%	$19.54

ALL LEASES
MTM	6	20,757	0.5%	$435	0.6%	$20.96
2015	40	134,472	2.8%	2,362	3.7%	17.56
2016	69	344,824	7.3%	5,698	9.0%	16.52
2017	60	564,703	12.0%	8,523	13.4%	15.09
2018	92	636,520	13.5%	9,460	14.9%	14.86
2019	82	583,127	12.4%	8,387	13.2%	14.38
2020	46	430,117	9.1%	5,517	8.7%	12.83
2021	22	126,907	2.7%	2,098	3.3%	16.53
2022	15	319,715	6.8%	3,798	5.9%	11.88
2023	22	306,058	6.5%	4,606	7.3%	15.05
2024+	71	1,037,131	22.1%	12,736	20.0%	12.28
Vacant (5)	—	202,074	4.3%	—	—%	—
TOTAL/WEIGHTED AVERAGE	525	4,706,405	100.0%	$63,620	100.0%	$14.12

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

21

Lease Expiration Analysis as of December 31, 2014

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
MTM	2	32,044	0.2%	$542	0.3%	$16.91
2015	15	329,879	2.2%	4,099	2.0%	12.43
2016	29	794,382	5.2%	9,510	4.7%	11.97
2017	38	1,183,656	7.8%	14,658	7.3%	12.38
2018	34	1,077,369	7.1%	12,158	6.0%	11.28
2019	48	1,710,751	11.3%	20,438	10.1%	11.95
2020	32	951,244	6.2%	10,228	5.1%	10.75
2021	27	801,512	5.3%	11,896	5.9%	14.84
2022	30	848,439	5.6%	9,307	4.6%	10.97
2023	21	602,024	4.0%	6,899	3.4%	11.46
2024+	59	1,865,230	12.3%	22,722	11.2%	12.18
Vacant (5)	—	241,311	1.6%	—	—	—
TOTAL/WEIGHTED AVERAGE	335	10,437,841	68.8%	$122,457	60.6%	$12.01

ALL NON-ANCHOR LEASES (2)
MTM	45	79,297	0.5%	$1,491	0.7%	$18.80
2015	160	381,661	2.5%	6,842	3.4%	17.93
2016	212	563,639	3.7%	10,831	5.4%	19.22
2017	174	467,086	3.1%	8,799	4.3%	18.84
2018	240	615,912	4.1%	12,930	6.4%	20.99
2019	208	567,919	3.7%	10,513	5.2%	18.51
2020	124	406,723	2.7%	8,407	4.2%	20.67
2021	51	174,025	1.1%	3,443	1.7%	19.78
2022	47	198,558	1.3%	3,527	1.7%	17.76
2023	50	198,003	1.3%	4,235	2.1%	21.39
2024+	116	533,798	3.5%	8,679	4.3%	16.26
Vacant (5)	—	565,171	3.7%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,427	4,751,792	31.2%	$79,697	39.4%	$19.04

ALL LEASES
MTM	47	111,341	0.7%	$2,033	1.0%	$18.26
2015	175	711,540	4.7%	10,941	5.4%	15.38
2016	241	1,358,021	8.9%	20,341	10.1%	14.98
2017	212	1,650,742	10.9%	23,457	11.6%	14.21
2018	274	1,693,281	11.2%	25,088	12.4%	14.82
2019	256	2,278,670	15.0%	30,951	15.3%	13.58
2020	156	1,357,967	8.9%	18,635	9.3%	13.72
2021	78	975,537	6.4%	15,339	7.6%	15.72
2022	77	1,046,997	6.9%	12,834	6.3%	12.26
2023	71	800,027	5.3%	11,134	5.5%	13.92
2024+	175	2,399,028	15.8%	31,401	15.5%	13.09
Vacant (5)	—	806,482	5.3%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,762	15,189,633	100.0%	$202,154	100.0%	$14.05

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

22

Leasing Activity for the three and twelve months ended December 31, 2014

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	8	17,704	$293	$16.55	$352	$19.88	$59	$3.33	20.1%
2Q 2014	7	54,214	653	12.04	713	13.15	60	1.11	9.2%
3Q 2014	6	27,084	309	11.41	417	15.40	108	3.99	35.0%
4Q 2014	8	52,085	529	10.16	579	11.12	50	0.96	9.5%

2014 Total	29	151,087	$1,784	$11.81	$2,061	$13.64	$277	$1.83	15.5%

Renewal Lease Summary (2)
1Q 2014	41	258,456	$3,351	$12.97	$3,609	$13.96	$258	$0.99	7.7%
2Q 2014	37	295,028	3,740	12.68	4,045	13.71	305	1.03	8.2%
3Q 2014	45	261,638	3,708	14.17	4,058	15.51	350	1.34	9.4%
4Q 2014	40	151,568	2,883	19.02	3,351	22.11	468	3.09	16.2%

2014 Total	163	966,690	$13,682	$14.15	$15,063	$15.58	$1,381	$1.43	10.1%

Non-Comparable Lease Summary (3)
1Q 2014	12	34,122	$—	$—	$561	$16.44
2Q 2014	10	32,320	—	—	547	16.92
3Q 2014	10	48,930	—	—	546	11.16
4Q 2014	17	68,010	—	—	931	13.69

2014 Total	49	183,382	$—	$—	$2,585	$14.10

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	2	2,680	$46	$17.16	$54	$20.15	$8	2.99	17.4%
2Q 2014	3	15,923	162	10.17	223	14.00	61	3.83	37.7%
3Q 2014	4	26,772	258	9.64	299	11.17	41	1.53	15.9%
4Q 2014	3	5,666	103	18.18	116	20.47	13	2.29	12.6%

2014 Total	12	51,041	$569	$11.15	$692	$13.56	$123	2.41	21.6%

Renewal Lease Summary (2)
1Q 2014	14	49,487	$913	$18.45	$857	$17.32	$(56)	(1.13)	-6.1%
2Q 2014	16	126,513	866	6.85	1,057	8.35	191	1.50	22.1%
3Q 2014	16	38,799	582	15.00	661	17.04	79	2.04	13.6%
4Q 2014	11	27,076	522	19.28	548	20.24	26	0.96	5.0%

2014 Total	57	241,875	$2,883	$11.92	$3,123	$12.91	$240	0.99	8.3%

Non-Comparable Lease Summary (3)
1Q 2014	2	3,379	$—	$—	$83	$24.56
2Q 2014	3	5,159	—	—	73	14.15
3Q 2014	4	11,829	—	—	213	18.01
4Q 2014	6	18,871	—	—	342	18.12

2014 Total	15	39,238	$—	$—	$711	$18.12

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

23

Leasing Activity for the three and twelve months ended December 31, 2014

Total (1)

	Number	GLA	Total Former Average Base Rent ($) (2)	Total Former Average Base Rent (psf) (2)	Total New Average Base Rent ($) (2)	Total New Average Base Rent (psf) (2)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	10	20,384	$339	$16.63	$406	$19.92	$67	3.29	19.8%
2Q 2014	10	70,137	815	11.62	936	13.35	121	1.73	14.8%
3Q 2014	10	53,856	567	10.53	716	13.29	149	2.76	26.3%
4Q 2014	11	57,751	632	10.94	695	12.03	63	1.09	10.0%

2014 Total	41	202,128	$2,353	$11.64	$2,753	$13.62	$400	1.98	17.0%

Renewal Lease Summary (3)
1Q 2014	55	307,943	$4,264	$13.85	$4,466	$14.50	$202	$0.65	4.7%
2Q 2014	53	421,541	4,606	10.93	5,102	12.10	496	1.17	10.8%
3Q 2014	61	300,437	4,290	14.28	4,719	15.71	429	1.43	10.0%
4Q 2014	51	178,644	3,405	19.06	3,899	21.83	494	2.77	14.5%

2014 Total	220	1,208,565	$16,565	$13.71	$18,186	$15.05	$1,621	$1.34	9.8%

Non-Comparable Lease Summary (4)
1Q 2014	14	37,501	$—	$—	$644	$17.17
2Q 2014	13	37,479	—	—	620	16.54
3Q 2014	14	60,759	—	—	759	12.49
4Q 2014	23	86,881	—	—	1,273	14.65

2014 Total	64	222,620	$—	$—	$3,296	$14.81

(1)	Includes leasing activity on unconsolidated properties owned by joint ventures.

(2)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(3)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(4)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

24

Leasing Activity - Anchors and Non-Anchors for the three months ended December 31, 2014

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	6	2	8
Gross Leasable Area (Sq.Ft.)	15,285	36,800	52,085
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.23	8.17	11.12

Renewals
Number of Leases	39	1	40
Gross Leasable Area (Sq.Ft.)	103,568	48,000	151,568
Base Rent/Sq.Ft. ($/Sq.Ft.)	$24.19	17.63	22.11

Non-Comparable Leases (3)
Number of Leases	16	1	17
Gross Leasable Area (Sq.Ft.)	53,010	15,000	68,010
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.25	15.24	13.69

Total New, Renewal and Non-Comparable Leases
Number of Leases	61	4	65
Gross Leasable Area (Sq.Ft.)	171,863	99,800	271,663
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.29	13.78	17.90

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	3	—	3
Gross Leasable Area (Sq.Ft.)	5,666	—	5,666
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.47	—	20.47

Renewals
Number of Leases	11	—	11
Gross Leasable Area (Sq.Ft.)	27,076	—	27,076
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.24	—	20.24

Non-Comparable Leases (3)
Number of Leases	6	—	6
Gross Leasable Area (Sq.Ft.)	18,871	—	18,871
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.12	—	18.12

Total New, Renewal and Non-Comparable Leases
Number of Leases	20	—	20
Gross Leasable Area (Sq.Ft.)	51,613	—	51,613
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.49	—	19.49

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	9	2	11
Gross Leasable Area (Sq.Ft.)	20,951	36,800	57,751
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.84	8.17	12.03

Renewals
Number of Leases	50	1	51
Gross Leasable Area (Sq.Ft.)	130,644	48,000	178,644
Base Rent/Sq.Ft. ($/Sq.Ft.)	$23.37	17.63	21.83

Non-Comparable Leases (3)
Number of Leases	22	1	23
Gross Leasable Area (Sq.Ft.)	71,881	15,000	86,881
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.54	15.24	14.65

Total New, Renewal and Non-Comparable Leases
Number of Leases	81	4	85
Gross Leasable Area (Sq.Ft.)	223,476	99,800	323,276
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.10	13.78	18.15

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

25

Property Transactions for the twelve months ended December 31, 2014

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Approx. Ground Lease Sq. Ft. (1)	Purchase Price	Cap Rate (2)	Financial Occupancy	Anchors	Year Built / Renovated

01/01/14	CVS (3)	Port St. Joe	FL	13,225	—	$4,303	6.28%	100%	CVS	2010
01/01/14	O'Reilly (3)	Kokomo	IN	7,210	—	1,475	6.39%	100%	None	2013
01/02/14	Walgreens (3)	Trenton	OH	14,820	—	4,462	6.50%	100%	Walgreens	2007
02/12/14	BJ's Wholesale Club (3)	Framingham	MA	114,481	—	26,500	6.43%	100%	BJ's Wholesale Club	1993
02/26/14	Academy Sports (3)	Olathe	KS	71,927	—	11,024	6.62%	100%	Academy Sports + Outdoors	2013
03/19/14	Mountain View Square (3)	Wausau	WI	86,584	7,600	11,425	6.64%	100%	Kohl's	2000
03/27/14	Mokena Marketplace	Mokena	IL	49,058	4,300	13,737	7.25%	76%	Party City, PetSmart	2008
06/30/14 10/16/14	Newport Pavilion (4) (5)	Newport	KY	205,053	131,854	66,920	6.50%	90%	Kroger, TJ Maxx, Dick's Sporting Goods, Michaels, PetSmart, Ulta	2009
08/19/14	Princess City Plaza (4)	Mishawaka	IN	172,181	6,327	28,608	7.37%	100%	Gordmans, PetSmart, Dick's Sporting Goods, Old Navy, Shoe Carnival	1998
09/10/14	Pulaski Promenade (4) (6)	Chicago	IL	—	—	7,250	(5)	(5)	(5)	(5)
09/26/14	Tanglewood Pavilions (7)	Elizabeth City	NC	—	—	850	(6)	(6)	(6)	(6)
10/02/14	Prairie Crossings Shopping Center	Frankfort	IL	109,079	—	24,663	6.77%	98%	Office Depot, The Sports Authority, Bed, Bath & Beyond	2003
10/14/14	Family Dollar Portfolio (8)	(8)	(8)	97,076	—	17,990	6.55%	100%	None	(8)
10/14/14	Family Dollar Portfolio (9)	(9)	(9)	113,788	—	21,906	6.58%	100%	None	(9)
10/17/14	Shoppes at Rainbow Landing (10)	Rainbow City	AL	—	—	3,008	(10)	(10)	(10)	(10)

				1,054,482	150,081	$244,121

(1)	The purchase price of these properties includes square footage subject to ground leases. Ground lease square footage is not included in our GLA.

(2)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(3)	This property was acquired through our joint venture with IPCC.

(4)	This property was acquired through our joint venture with PGGM.

(5)
Newport Pavilion Phase I consisting of 95,400 square feet. of GLA and 126,938 ground lease square feet was purchased on 06/30/14 for $43,279. Newport Pavilion Phase II consisting of 109,653 sq. ft. of GLA was purchased on 10/16/14 for $23,641 and 4,916 ground lease square feet was purchased through an earnout. This property is also subject to future earnout payments. Subsequent to the acquisition, $5,044 was paid.

(6)
Our joint venture with PGGM acquired vacant land to develop approximately 133,000 square feet of retail space through a development partnership that is 80% pre-leased to Marshall's, Ross Dress for Less, Michaels, PetSmart and Shoe Carnival.

(7)	Our joint venture with Thompson Thrift Development, Inc. acquired vacant land to develop a 158,000 square foot retail building that is approximately 70% pre-leased.

(8)
This portfolio includes twelve Family Dollar stores, located in Fruitland Park, FL, Bell, FL, Ocala, FL, Citrus Springs, FL, Phenix City, AL, Ponchatoula, LA, Oklahoma City, OK, Tulsa, OK, Salisbury, NC, King George, VA, Farmington, NY and Independence, KY.

(9)
This portfolio includes fourteen Family Dollar stores, located in Rice, TX, Fort Worth, TX, Bremond, TX, Sardis, GA, McDonough, GA, Leesburg, GA, Mableton, GA, Macon (Mercer), GA, Clarkston, GA, Columbus, GA, Macon (Rocky Creek), GA, Huber Heights, OH, Pacolet, SC, Chaffee, MO.

(10)	The Company acquired vacant land to develop a 65,000 square foot shopping center that is 74% pre-leased.

26

Property Transactions for the twelve months ended December 31, 2014

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain (Loss) on Sale	Provision for Asset Impairment

01/24/14	Dominick's	Countryside	IL	62,344	$3,000	$1,167	$—
02/04/14	Golf Road Plaza	Niles	IL	25,992	3,300	742	—
03/11/14	River Square	Naperville	IL	58,260	16,750	10,941	—
04/18/14	Disney	Celebration	FL	166,131	25,700	7,030	—
05/16/14	Lake Park	Michigan City	IN	114,867	3,900	—	222
06/16/14	Winfield Pointe Center	Winfield	IL	19,888	2,500	(346)	—
06/26/14	Gateway Square	Hinsdale	IL	39,710	10,000	3,295	—
10/29/14	Park Square Outlot (partial)	Brooklyn Park	MN	6,700	1,950	1,127	—

				493,892	$67,100	$23,956	$222

Development Parcel Sales

Date	Property	City	State	Acres	Sale Price	Gain on Sale (1)

12/31/14	North Aurora Towne Center	North Aurora	IL	1.76	$1,500	$951

27

Development Pipeline as of December 31, 2014

Project / Entity	Major Tenants	Anticipated Construction Completion Date	Estimated Budget Costs	Estimated IRC Equity to be Invested	Project Costs to Date	IRC Equity Invested to Date	Projected GLA upon completion	Development Costs psf (completed projects)
Active Development Projects
Evergreen Promenade Evergreen Park, IL INP Retail LP	Mariano's, PetSmart	Completed Q4 2014	$24,894	2,264	21,103	2,030	92,488	228.17
Pulaski Promenade Chicago, IL INP Retail LP (1)	Michaels, Ross Dress for Less, Marshall's, Shoe Carnival, PetSmart	Q4 2015	26,458	3,752	10,137	3,399	133,281	—
Tanglewood Pavilion Elizabeth City, NC IRC/Thompson Thrift	TJ Maxx, Ross Dress for Less, Hobby Lobby, Wal-Mart(non-owned)	Q4 2015	22,126	3,945	3,245	3,945	157,847	—
Shoppes at Rainbow Landing Rainbow City, AL Consolidated	Publix	Q4 2015	12,679	12,679	4,092	4,092	64,759	—
Southshore Shopping Center Boise, ID Consolidated	Gordmans, Albertsons (non-owned)				5,862	5,862	106,972	—

Land Held for Development
Savannah Crossing Aurora, IL TMK/Inland Aurora Venture LLC	Wal-Mart (non-owned), Walgreens (non-owned)				2,062	—
North Aurora Towne Centre North Aurora, IL Consolidated	Best Buy, Target (non-owned), JC Penney (non-owned)				11,457	11,457
Shops at Lakemoor Lakemoor, IL Consolidated	None				11,009	11,009

(1)	The estimated budget is shown net of approximately $5,900 of anticipated TIF proceeds, the final amount of which will be determined upon project completion.

28

Unconsolidated Joint Venture Summary as of December 31, 2014

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,920	55%	$2,491
07/01/10	Shannon Square Shoppes	Arden Hills	MN	97,638	55%	5,404
07/01/10	Woodland Commons	Buffalo Grove	IL	170,034	55%	3,727
08/30/10	Point at Clark	Chicago	IL	95,455	55%	5,615
10/25/10	Diffley Marketplace	Egan	MN	71,903	55%	3,876
01/11/11	Joffco Square	Chicago	IL	95,204	55%	4,957
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,842
03/08/11	Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(769)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,466
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,646
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(796)
09/21/11	Champlin Marketplace	Champlin	MN	91,970	55%	3,126
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(3,438)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,402)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,419)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	4,529
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	3,990
12/15/11	Turfway Commons	Florence	KY	105,471	55%	2,155
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	(1,005)
02/24/12	Silver Lake Village	St. Anthony	MN	159,316	55%	7,337
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	6,518
04/10/12	Four Flaggs	Niles	IL	325,972	55%	9,319
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	6,153
12/11/12	Westgate	Fairview Park	OH	241,838	55%	16,093
08/20/13	Evergreen Promenade (1)	Evergreen Park	IL	92,488	55%	2,030
09/11/13	Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	55%	5,473
09/11/13	Pilgrim Village	Menomonee Falls	WI	31,331	55%	4,923
09/11/13	Timmerman Plaza	Milwaukee	WI	40,343	55%	2,621
10/08/13	Cedar Center South	University Heights	OH	136,080	55%	3,360
12/19/13	Fort Smith Pavilion	Fort Smith	AR	275,414	55%	4,957
06/30/14	Newport Pavilion	Newport	KY	205,053	55%	40,299
08/19/14	Princess City Plaza	Mishawaka	IN	172,181	55%	15,828
09/10/14	Pulaski Promenade (2)	Chicago	IL	—	55%	3,399

				4,408,957		$163,305

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	5 Acres	40%	$(303)

(1)
Our joint venture with PGGM acquired vacant land to develop a 92,512 square foot retail building through a development partnership that is 96% pre-leased to Mariano's Fresh Market and PetSmart. This project was completed and placed in service 12/31/14.

(2)
Our joint venture with PGGM acquired vacant land to develop approximately 133,000 square feet of retail space through a development partnership that is 80% pre-leased to Marshall's, Ross Dress for Less, Michaels, PetSmart and Shoe Carnival.

29

Unconsolidated Joint Venture Summary as of December 31, 2014

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

Date	Property (1)	City	State	GLA	IRC % Interest	IRC Investment
03/19/14	Mountain View Square	Wausau	WI	86,584	27%	3,004
10/14/14	Family Dollar Portfolio (2)	Various	Various	97,076	35%	2,192
10/14/14	Family Dollar Portfolio (3)	Various	Various	113,788	16%	1,213

				297,448		$6,409

IPCC Joint Venture Property Status

Property (1)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the twelve months ended December 31, 2014
7-Eleven Portfolio (4)	Various	100%	$362	$192
Net Lease Portfolio (5)	Various	100%	476	476
Mountain View Square	Wausau, WI	73%	143	105
Family Dollar Portfolio (2)	Various	65%	225	147
Family Dollar Portfolio (3)	Various	84%	274	231

			$1,480	$1,151

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through a private placement offering with respect to a particular property, the Company begins accounting for its equity interest in that property under the equity method of accounting

2)
This portfolio includes twelve Family Dollar stores, located in Fruitland Park, FL, Bell, FL, Ocala, FL, Citrus Springs, FL, Phenix City, AL, Ponchatoula, LA, Oklahoma City, OK, Tulsa, OK, Salisbury, NC, King George, VA, Farmington, NY and Independence, KY.

3)
This portfolio includes fourteen Family Dollar stores, located in Rice, TX, Fort Worth, TX, Bremond, TX, Sardis, GA, McDonough, GA, Leesburg, GA, Mableton, GA, Macon (Mercer), GA, Clarkston, GA, Columbus, GA, Macon (Rocky Creek), GA, Huber Heights, OH, Pacolet, SC, Chaffee, MO.

4)
This portfolio includes twelve 7-Eleven stores, located in Akron, Brunswick, Chagrin Falls, Cleveland, Mentor, Painesville, Stow, Streetsboro, Strongsville, Twinsburg, Willoughby and Willoughby Hills OH.

5)	This portfolio includes five net leased properties; Academy Sports, Olathe KS, BJ's Wholesale Club, Framingham MA, CVS, Port St. Joe FL, O'Reily, Kokomo IN, and Walgreens, Trenton OH.

30

Investment Properties as of December 31, 2014

As of December 31, 2014, we owned fee simple interests in 100 investment properties (excluding properties owned by unconsolidated joint ventures). Total properties are comprised of 12 single-user retail properties, 35 Neighborhood Retail Centers, 25 Community Centers, 27 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Florida (1), Illinois (66), Indiana (5), Minnesota (18), Nebraska (1), Ohio (2) and Wisconsin (7). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
Cub Foods	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Freeport Commons	Freeport	IL	24,049	12/98	1998	100%	Staples
Fresh Market	Lincolnshire	IL	20,414	10/12	2013	100%	The Fresh Market
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's (3)
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990/2013	100%	Old Time Pottery
Park Square Outlot (fka Park Square)	Brooklyn Park	MN	5,620	08/02	1998	100%	None
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	100%	None
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	96%	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	96%	Buehler's Fresh Foods
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	87%	None
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	92%	Jewel Osco
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	95%	Angelo Caputo's
Dunkirk Square	Maple Grove	MN	89,340	09/99	1998	99% (3)	Rainbow (3), Dollar Tree
Eastgate Center	Lombard	IL	129,101	07/98	1959/2000	83%	Ace Hardware, Illinois Dept. of Employment
Edinburgh Festival	Brooklyn Park	MN	91,563	10/98	1997	95%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994	100%	Walgreens (4)
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	98% (3)	Cub Foods
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	78,801	05/99 12/98	1998/1999/2011	100%	Food 4 Less
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	92%	Goodwill
Iroquois Center	Naperville	IL	140,981	12/97	1983	71%	Planet Fitness, Xilin Association, Big Lots
Maple View	Grayslake	IL	105,642	03/05	2000/2005	98%	Jewel Osco
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	98%	Giant Eagle
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	100%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980	91%	Go Play/Kidtown USA
Oak Forest Commons	Oak Forest	IL	108,563	03/98	1998	82%	Food 4 Less, O'Reilly Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	24%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	100%	Golf Galaxy
Ravinia Plaza	Orland Park	IL	101,605	10/06	1990	98%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Regal Showplace	Crystal Lake	IL	89,928	03/05	1998	100%	Regal Cinemas
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	57,965	06/98	1994	95%	Jo-Ann, Party City
Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	100%	Jewel Osco
Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	18%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	96%	L.A. Fitness, CW Price
St. James Crossing	Westmont	IL	49,994	03/98	1990	97%	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	92%	Jewel Osco
Wauconda Crossings	Wauconda	IL	90,167	08/06	1997	97% (3)	Dominick's (3), Walgreens
Wauconda Shopping Center	Wauconda	IL	34,286	05/98	1988	100%	Dollar Tree
Westriver Crossings	Joliet	IL	32,452	08/99	1999	90%	None
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	94%	Jewel Osco, U.S. Postal Service

31

Investment Properties as of December 31, 2014

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006	100%	Trader Joe's, Chuck E. Cheese's
Aurora Commons	Aurora	IL	126,908	01/97	1988/2013	71%	Ross Dress for Less, Dollar Tree, Fallas Paredes
Bergen Plaza	Oakdale	MN	262,525	04/98	1978	60%	Cub Foods, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	98%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	99%	PetSmart, Becker Furniture World
Chatham Ridge	Chicago	IL	175,991	02/00	1999	100%	Food 4 Less, Marshall's, Anna's Linens
Chestnut Court	Darien	IL	172,918	03/98	1987/2009	95%	X-Sport Fitness, Tuesday Morning, Jo-Ann, Oakridge Hobbies & Toys, Ross Dress for Less, Salvation Army Family Store
Goldenrod Marketplace	Orlando	FL	91,497	12/13	2013	91%	LA Fitness, Marshall's
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K-Mart
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979	98%	Dollar Tree, Hobby Lobby
Lansing Square	Lansing	IL	56,613	12/96	1991	31%	None
Marketplace at Six Corners	Chicago	IL	116,941	11/98	1997	100%	Jewel Osco, Marshall's
Mokena Marketplace	Mokena	IL	49,058	03/14	2008	76%	Party City, PetSmart
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	85%	Gordmans, Dollar Tree
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Center	Tinley Park	IL	132,288	12/98	1988	84%	Charter Fitness, Chuck E. Cheese's, Old Country Buffet, Sears Outlet
Park St. Claire	Schaumburg	IL	83,259	05/97 12/96	1994/1996	100% (3)	Dominick's (3)
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	91% (3)	None
Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	98%	DSW Shoe Warehouse, Ulta, Pier 1 Imports, Petco, Walter E Smithe, Party City, Nordstrom Rack
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	95%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	53%	None
Thatcher Woods Center	River Grove	IL	187,710	04/02	1969/1999	86%	Walgreens, Hanging Garden Banquet, Binny's Beverage Depot, Sears Outlet, Dominick's (subleased to Rich's Food)
The Plaza	Brookfield	WI	107,952	02/99	1985	94% (3)	CVS, Guitar Center, Hooters
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	91%	Marshall's, Pier 1 Imports
University Center	St. Paul	MN	43,645	09/99	1998	100%	High School for the Recording Arts

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	99% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bourbonnais	IL	174,348	11/11	2007/2011	99%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,914	07/04	1976/1998/ 2012	97%	Best Buy, K-Mart, Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo-Ann
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	158,853	10/98	1995	100%	Movies 10, PetSmart, Barnes & Noble, Old Navy, Party City, Jo-Ann, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,395	02/00	1999	100%	Office Max
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	94%	TJ Maxx, Michaels, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	210,746	01/97	1992/2004	98% (3)	X-Sport Fitness, The Sports Authority, Best Buy, Ross Dress for Less, Office Depot (3)
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	100%
K & G Superstore, Old Navy, Stein Mart, Tiger Direct, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less, Penny Mustard Furnishings

Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	—%	Dao
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	91%	None
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	100%	Office Max, PetSmart
Pine Tree Plaza	Janesville	WI	186,523	10/99	1998	98%	Gander Mtn., TJ Maxx, Staples, Michaels, Old Navy, Petco
Prairie Crossings Shopping Center	Frankfort	IL	109,079	10/14	2003	98%	Office Depot, The Sports Authority, Bed, Bath & Beyond
Randall Square	Geneva	IL	216,738	05/99	1999	93%	Marshall's, Bed, Bath & Beyond, PetSmart, Michaels, Party City, Old Navy

32

Investment Properties as of December 31, 2014

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Rivertree Court	Vernon Hills	IL	308,610	07/97	1988/2011	100%	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Harlem Furniture, Gordmans, Old Navy, Pier 1 Imports, Ross Dress for Less, Shoe Carnival
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx/Home Goods, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	100%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99%	Kohl's, Office Max
Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	77%	Michaels, Lowe's (5)
University Crossings	Granger	IN	111,651	10/03	2003	96%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center, Babies R Us (5)
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	100% (3)	Best Buy, Michaels, Marshall's, Bed, Bath & Beyond
Warsaw Commons	Warsaw	IN	87,826	04/13	2012	94%	Dollar Tree, TJ Maxx, PetSmart, Ulta
Woodfield Commons E/W	Schaumburg	IL	206,148	10/98	1973/1975/ 1997/2007/ 2012	100%	Toys R Us, Discovery Clothing, REI, Hobby Lobby, Ross Dress for Less, Half Price Books

Lifestyle Centers
Algonquin Commons	Algonquin	IL	563,704	02/06	2004/2005	90% (3)	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordmans

Total			10,483,228			93%

33

Investment Properties as of December 31, 2014

As of December 31, 2014, we owned fee simple interests in 32 investment properties through our unconsolidated joint ventures and we owned Delaware Statutory Trust interests in the 27 properties owned through our IPCC joint venture. Total properties are comprised of 26 single user retail properties, 13 Neighborhood Retail Centers, 7 Community Centers and 13 Power Centers. These investment properties are located in the states of Alabama (1), Arkansas (1), Florida (4), Georgia (8), Illinois (11), Indiana (1), Kentucky (3), Louisiana (1), Minnesota (10), Missouri (1), New York (1), North Carolina (1), Ohio (4), Oklahoma (2), South Carolina (1), Texas (3), Virginia (1) and Wisconsin (5). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User (IPCC Joint Venture)
Family Dollar	Bell	FL	7,958	10/14	2014	100%	None
Family Dollar	Bremond	TX	8,320	10/14	2014	100%	None
Family Dollar	Chaffee	MO	8,320	10/14	2014	100%	None
Family Dollar	Citrus Springs	FL	7,958	10/14	2014	100%	None
Family Dollar	Clarkston	GA	7,958	10/14	2014	100%	None
Family Dollar	Columbus	GA	7,958	10/14	2014	100%	None
Family Dollar	Farmington	NY	7,647	10/14	2014	100%	None
Family Dollar	Fort Worth	TX	8,320	10/14	2014	100%	None
Family Dollar	Fruitland Park	FL	7,958	10/14	2013	100%	None
Family Dollar	Huber Heights	OH	7,958	10/14	2014	100%	None
Family Dollar	Independence	KY	7,958	10/14	2012	100%	None
Family Dollar	King George	VA	8,320	10/14	2014	100%	None
Family Dollar	Leesburg	GA	8,320	10/14	2013	100%	None
Family Dollar	Mableton	GA	7,958	10/14	2014	100%	None
Family Dollar	Macon (Mercer)	GA	8,804	10/14	2014	100%	None
Family Dollar	Macon (Rocky Creek)	GA	7,958	10/14	2014	100%	None
Family Dollar	McDonough	GA	7,647	10/14	2013	100%	None
Family Dollar	Ocala	FL	7,958	10/14	2014	100%	None
Family Dollar	Oklahoma City	OK	7,958	10/14	2014	100%	None
Family Dollar	Pacolet	SC	8,000	10/14	2013	100%	None
Family Dollar	Phenix City	AL	8,320	10/14	2013	100%	None
Family Dollar	Ponchatoula	LA	8,320	10/14	2013	100%	None
Family Dollar	Rice	TX	7,947	10/14	2014	100%	None
Family Dollar	Salisbury	NC	8,763	10/14	2013	100%	None
Family Dollar	Sardis	GA	8,320	10/14	2013	100%	None
Family Dollar	Turley	OK	7,958	10/14	2014	100%	None

Neighborhood Retail Centers
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	100%	Byerly's Food Store, Erik's Bike Shop
Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	09/13	1998/2012	100%	Wal-Mart, Petco
Caton Crossings	Plainfield	IL	83,792	06/03	1998	98%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	91,970	09/11	1999/2005	95%	Cub Foods
Diffley Marketplace	Egan	MN	71,903	10/10	2008	91%	Cub Foods
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	100%	Jewel Osco, O'Reilly Auto Parts
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,920	05/97	1993	92% (3)	Food 4 Less (3)
Pilgrim Village	Menomonee Falls	WI	31,331	09/13	1984/2012	100%	Wal-Mart (5), Friends of Nature
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	88%	Jewel Osco
Shannon Square Shoppes	Arden Hills	MN	97,638	03/04 06/04	2003	90%	Cub Foods
Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Osco
Timmerman Plaza	Milwaukee	WI	40,343	09/13	1965/2013	63%	Dollar Tree

Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	96%	Metro Market, TJ Maxx
Cedar Center South	University Heights	OH	136,080	10/13	1950/2006	83%	Tuesday Morning, Whole Foods Market, CVS, Dollar Tree
Evergreen Promenade	Evergreen Park	IL	92,488	08/13	2014	15%	PetSmart
Village Ten Shopping Center	Coon Rapids	MN	211,472	08/03	2002	98%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	97% (3)	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,034	02/99	1991	81%	Mariano's

34

Investment Properties as of December 31, 2014

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers (IPCC Joint Venture)
Mountain View Square	Wausau	WI	86,584	03/14	2000	100%	Kohl's

Power Centers
Fort Smith Pavilion	Fort Smith	AR	275,414	12/13	2009/2011	96% (3)	Dick's Sporting Goods, Best Buy, Michaels, Books-A-Million, Old Navy, Shoe Carnival, Ulta, Bed Bath & Beyond, Petco
Four Flaggs	Niles	IL	325,972	11/02	1973/1998/ 2010	98%	Fresh Farms, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Clinic, Ashley Furniture, Sears Outlet, Jo-Ann, Shoe Carnival
Joffco Square	Chicago	IL	95,204	01/11	2008	100%	Bed, Bath & Beyond, Best Buy, Jo-Ann
Newport Pavilion	Newport	KY	205,053	06/14	2009	90%	Kroger (5), TJ Maxx, Dick's Sporting Goods, Michaels, PetSmart, Ulta
Point at Clark	Chicago	IL	95,455	06/10	1996	95%	DSW Shoe Warehouse, Marshall's, Michaels
Princess City Plaza	Mishawaka	IN	172,181	08/14	1998	100% (3)	Gordmans, PetSmart, Dick's Sporting Goods, Old Navy, Shoe Carnival
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	100%	Home Depot, Cub Foods, PetSmart, Office Max, Party City, Michaels
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	100% (3)	Rainbow (3), The Sports Authority, Office Max, Petco, Party City, Home Goods, Michaels
Silver Lake Village	St. Anthony	MN	159,316	02/12	1996/2005	93%	North Memorial Healthcare, Cub Foods, Wal-Mart (5)
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008	100%	Bed, Bath & Beyond, Best Buy, Old Navy
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	97%	Babies 'R' Us, Half Price Books, Guitar Center, Michaels
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	91%	Books-A-Million, Lowe's (5), Petco, Marshall's, Kohl's (5), Earth Fare
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	93%	Kohl's, Barnes & Noble, Buy Buy Baby, David's Bridal

Total			4,706,405			94%

Total/Weighted Average			15,189,633			93%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name used in this table may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.
(5)	Ground lease tenants, ground lease square footage is excluded from GLA as we do not own that square footage.

35